Exhibit 10.3

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO CYPRESS THAT SUCH REGISTRATION IS NOT REQUIRED.

CYPRESS BIOSCIENCE, INC.

WARRANT TO PURCHASE COMMON STOCK

No. CSW-__	June 6, 2003

Void After June 6, 2008

         This Certifies That, for value received, PIERRE FABRE MÉDICAMENT, with its principal office at of 45, place Abel-Gance, 92654 Boulogne cedex, France, or assigns (“Pierre Fabre”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from CYPRESS BIOSCIENCE INC., a Delaware corporation, with its principal office at 4350 Executive Drive, Suite 325 San Diego, California 92121 (“Cypress”) up to 300,000 shares of Common Stock (the “Common Stock”) of Cypress. This Warrant is being issued in connection with the Second Restated License Agreement, dated of even date herewith by and among Cypress and Pierre Fabre (the “Restated License Agreement”).

         1.       DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Effective Date” shall be June 6, 2003.

                    (b)               “Exercise Period” shall mean the period commencing with the date hereof and ending five years later, unless sooner terminated as provided below.

                    (c)               “Exercise Price” shall be $4.909 per share, which is 125% of the average of the Per Share Market Price of Common Stock of Cypress for the 10 days immediately preceding the Effective Date. The Exercise Price shall be subject to adjustment pursuant to Section 5 below.

                    (d)               “Exercise Shares” shall mean up to 300,000 shares of Common Stock of Cypress issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

                    (e)               “Per Share Market Price” shall be determined based on the closing bid price of the Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System.

         2.       EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following

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to Cypress at its address set forth above (or at such other address as it may designate by notice in writing to Pierre Fabre):

                    (a)               An executed Notice of Exercise in the form attached hereto;

                    (b)               Payment of the Exercise Price either in cash or by check; and

                    (c)               This Warrant.

         Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of Pierre Fabre or persons affiliated with Pierre Fabre, if Pierre Fabre so designates, shall be issued and delivered to Pierre Fabre within a reasonable time after the rights represented by this Warrant shall have been so exercised.

         The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of Cypress are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         3.       COVENANTS OF CYPRESS.

                    3.1         Covenants as to Exercise Shares. Cypress covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. Cypress further covenants and agrees that Cypress will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, Cypress will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                    3.2         No Impairment. Except and to the extent as waived or consented to by Pierre Fabre, Cypress will not, by amendment of its Amended and Restated Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Cypress, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of Pierre Fabre against impairment.

                    3.3       Notices of Record Date. In the event of any taking by Cypress of a record of the holders of any class of securities for the purpose of determining the holders thereof

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who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, Cypress shall mail to Pierre Fabre, at least 10 days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                    3.4       Rule 144 Reporting. So long as Pierre Fabre holds the Warrant or the Exercise Shares, and with a view to making available to Pierre Fabre the benefits of certain rules and regulations of the SEC which may permit the sale of the Warrant or the Exercise Shares to the public without registration, Cypress agrees to use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act (as defined below); and file with the SEC, in a timely manner, all reports and other documents required of Cypress under the Securities Exchange Act of 1934, as amended.

         4.      REPRESENTATIONS OF PIERRE FABRE.

                    4.1       Accredited Investor. Pierre Fabre is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the issuance of the Warrant and the Exercise Shares, and has requested, received, reviewed and considered all information Pierre Fabre deems relevant in making an informed decision with respect to the investment in the Warrant and the Exercise Shares. Pierre Fabre is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

                    4.2         Acquisition of Warrant for Personal Account. Pierre Fabre represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. Pierre Fabre also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares Pierre Fabre is acquiring is being acquired for, and will be held for, its account only.

                    4.3        Securities Are Not Registered.

                                   (a)                Pierre Fabre understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Pierre Fabre realizes that the basis for the exemption may not be present if, notwithstanding its representations, Pierre Fabre has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. Pierre Fabre has no such present intention.

                                   (b)                Pierre Fabre recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Pierre Fabre recognizes that Cypress has no obligation to register the Warrant or the Exercise Shares of Cypress (except as provided in the Equity Investment Agreement between Pierre Fabre and Cypress, dated as of even date herewith), or to comply with any exemption from such registration.

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                                (c)         Pierre Fabre is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about Cypress, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.4	Disposition of Warrant and Exercise Shares.

                                (a)         Pierre Fabre further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until Pierre Fabre shall have notified Cypress of the proposed disposition and shall have furnished Cypress with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by Cypress, Pierre Fabre shall have furnished Cypress with an opinion of counsel, reasonably satisfactory to Cypress, for Pierre Fabre to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws; provided that it is agreed that Cypress will not require opinions of counsel for transactions with respect to Exercise Shares made pursuant to Rule 144, except in unusual circumstances.

                                 (b)         Pierre Fabre understands and agrees that all certificates evidencing the shares to be issued to Pierre Fabre may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO CYPRESS THAT SUCH REGISTRATION IS NOT REQUIRED.

                    5.         ADJUSTMENT OF EXERCISE PRICE.   In the event of changes in the outstanding Common Stock of Cypress by reason of dividends or other distributions to holders of Common Stock (without payment therefor) of Common Stock or other shares of stock or other securities convertible or exercisable for Common Stock or rights or options to subscribe for or purchase any of the foregoing, stock splits and reverse stock splits, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be appropriately and correspondingly adjusted to give Pierre Fabre of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as Pierre Fabre would have owned had the Warrant been exercised prior to the event and had Pierre Fabre continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

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                    6.         FRACTIONAL SHARES.   No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, Cypress shall, in lieu of issuance of any fractional share, pay Pierre Fabre otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

                    7.         EARLY TERMINATION.   In the event of, at any time during the Exercise Period, any capital reorganization, or any reclassification of the capital stock of Cypress (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of Cypress with or into another corporation (other than a merger solely to effect a reincorporation of Cypress into another state), or the sale or other disposition of all or substantially all the properties and assets of Cypress in its entirety to any other person, Cypress shall provide to Pierre Fabre 20 days advance written notice of such reorganization, reclassification, consolidation, merger or sale or other disposition of Cypress’s assets, and this Warrant shall terminate unless exercised prior to the date of the occurrence of such reorganization, reclassification, consolidation, merger or sale or other disposition of Cypress’s assets.

                    8.         MARKET STAND-OFF AGREEMENT.    Pierre Fabre shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of Cypress held by Pierre Fabre, for a period of time specified by the managing underwriter(s) (not to exceed 180 days, or such shorter period as is imposed by such managing underwriter(s) on the officers, directors or other stockholders of Cypress) following the effective date of a registration statement of Cypress filed under the Securities Act. Pierre Fabre agrees to execute and deliver such other agreements as may be reasonably requested by Cypress and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, Cypress may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. The underwriters of Cypress’s stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

                    9.         NO STOCKHOLDER RIGHTS.   This Warrant in and of itself shall not entitle Pierre Fabre to any voting rights or other rights as a stockholder of Cypress.

                    10.       TRANSFER OF WARRANT.   Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by Pierre Fabre in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Pierre Fabre. The transferee shall sign an investment letter in form and substance reasonably satisfactory to Cypress.

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                    11.         LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.   If this Warrant is lost, stolen, mutilated or destroyed, Cypress may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of Cypress, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

                    12.         NOTICES, ETC.   All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Cypress and Pierre Fabre at the addresses listed in the introductory paragraph, or at such other address as Cypress or Pierre Fabre may designate by 10 days advance written notice to the other party hereto.

                    13.         ACCEPTANCE.   Receipt of this Warrant by Pierre Fabre shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

                    14.         GOVERNING LAW.   This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York, excluding its conflicts of laws principles.

                    IN WITNESS WHEREOF, Cypress has caused this Warrant to be executed by its duly authorized officer as of June 6, 2003.

CYPRESS BIOSCIENCE, INC.

By:	/s/ JAY D. KRANZLER

Jay D. Kranzler
Chief Executive Officer

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NOTICE OF EXERCISE

TO: Cypress Bioscience, Inc.

                    (1)         The undersigned hereby elects to purchase ________ shares of the Common Stock of Cypress Bioscience, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                    (2)         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

                    (3)         The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of Cypress’s business affairs and financial condition and has acquired sufficient information about Cypress to reach an informed and knowledgeable decision regarding its investment in Cypress; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about Cypress and Cypress has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided Cypress with an opinion of counsel satisfactory to Cypress, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)
Dated:	__________, 20__

Holder’s Signature:

Holder’s Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.